UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (404) 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PulteGroup, Inc. 2019 Senior Management Incentive Plan

On February 6, 2019, the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of PulteGroup, Inc. (the “Company”) adopted the PulteGroup, Inc. 2019 Senior Management Incentive Plan (the “Incentive Plan”), which replaces and is based on the 2013 Senior Management Incentive Plan. The following paragraphs provide a summary of certain terms of the Incentive Plan. The Incentive Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Committee administers the Incentive Plan and will designate the eligible individuals who will participate in the Incentive Plan for a specified performance period. All officers of the Company (including each of the Company’s named executive officers) and its subsidiaries are eligible to be designated for participation in the Incentive Plan. The Incentive Plan provides for incentive awards to eligible participants based on the achievement of performance goals for performance periods commencing on or after January 1, 2019.

Upon attainment of the relevant performance goals, a participant will be eligible to receive an award determined based on the achievement of such performance goals, unless the award is subject to other terms and conditions established by the Committee, including, as a condition to vesting, the continued employment of the participant for a specified period of time subsequent to the end of a performance period. No participant will be eligible to receive an award for any performance period having a value in excess of $15 million (this limit will be prorated for performance periods lasting less than one year). The awards under the Incentive Plan may be paid in cash or in common shares of the Company, or partly in cash and partly in common shares, with any common shares to be issued under the Company’s stock incentive plan then in effect.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1    2019 Senior Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	February 8, 2019	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary